Execution Version
AMENDED AND RESTATED COMMERCIAL GUARANTY
THIS AMENDED AND RESTATED COMMERCIAL GUARANTY (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, this “Guaranty”), dated as of November 10, 2026, is made by AAON, INC., a Nevada corporation and each other Person who becomes a party hereto pursuant to Section 19 (together with each such Person’s heirs, administrators, personal representatives, executors, successors and assigns, collectively, “Guarantors” and each individually, a “Guarantor”), in favor of BOKF, NA dba BANK OF OKLAHOMA, as administrative agent for the benefit of each of the Guaranteed Parties (together with its successors and assigns in such capacity, “Administrative Agent”).
BACKGROUND.
AAON, INC., an Oklahoma corporation ("AAON"), AAON COIL PRODUCTS, INC., a Texas corporation ("ACP") and BASX, INC., an Oregon corporation (“BasX”; and, together with ACP and AAON, collectively, "Borrowers," and each individually, a "Borrower"), the lenders from time to time party thereto (the “Lenders”), and Administrative Agent have entered into that certain Second Amended and Restated Loan Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Loan Agreement”).
AAON, INC., a Nevada corporation, entered into that certain Commercial Guaranty dated as of January 17, 2025 in favor of the Administrative Agent (as amended or modified prior to the date hereof, the “Existing Guaranty”).
Borrowers have executed and delivered the Loan Agreement, and to induce the Guaranteed Parties to (a) make Loans under the Loan Agreement and to extend other credit and financial accommodations under the Loan Documents, and (b) make financial accommodations under any Swap Contracts and Treasury Management Agreements, Guarantors have agreed to guarantee the payment and satisfaction of the Obligations and to execute and deliver this Guaranty; and
Each Guarantor is a Subsidiary or Affiliate of the Borrowers, and each Guarantor desires that the Guaranteed Parties extend credit and make financial accommodations to Borrowers as contemplated by the Loan Agreement and any Swap Contracts and Treasury Management Agreements, and each Guarantor will directly or indirectly benefit from the extensions of credit and financial accommodations for the purposes for which the credit and financial accommodations are being extended pursuant to the Loan Agreement and any Swap Contracts and Treasury Management Agreements.
Each Guarantor party to the Existing Guaranty wishes to affirm its obligations under the Existing Guaranty and wishes to amend and restate the terms of the Existing Guaranty as provided for herein.
AGREEMENT.
NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Guaranteed Parties to (a) make Loans under the Loan Agreement and to extend other credit and financial accommodations under the Loan Documents, and (b) make financial accommodations under any Swap Contracts and Treasury Management Agreements, Guarantors hereby jointly and severally unconditionally guarantee to the Guaranteed Parties the prompt and full payment and performance of the Obligations upon the following terms and conditions:

(a.Definitions. Capitalized terms used herein which are defined in the Loan Agreement have the meanings provided therefor in the Loan Agreement unless the context hereof otherwise requires or provides. As used herein:
“Guaranteed Parties” means the collective reference to Administrative Agent, each Lender, Swingline Lender, Issuing Bank and any other Person the Obligations owing to which are, or are purported to be, guaranteed under the terms hereof.
“Termination Date” means the date upon which all Commitments shall have terminated and all Obligations have been paid in full in cash (other than inchoate indemnity obligations and Obligations that have been cash collateralized).
(b.Guaranty. Each Guarantor party to the Existing Guaranty hereby reaffirms its continuing guaranty of the payment and performance by the Borrowers of their obligations under the Loan Agreement and the other Loan Documents and agrees that such guaranty remains in full force and effect and is hereby ratified, reaffirmed and confirmed. Each Guarantor party to the Existing Guaranty acknowledges and agrees with the Administrative Agent that the Existing Guaranty is amended, restated and superseded in its entirety pursuant to the terms hereof. In consideration of loans, advances or other credit heretofore or hereafter granted by the Guaranteed Parties to Borrowers pursuant to the Loan Agreement and the other Loan Documents, and in further consideration of any other Obligations, Guarantors hereby, jointly and severally unconditionally, absolutely and irrevocably, guarantee to the Guaranteed Parties the due and punctual payment at maturity, whether by acceleration or otherwise, and the due fulfillment and performance of, the Obligations. Each Guarantor is jointly and severally liable for the full payment and performance of the Obligations as a primary obligor. Notwithstanding the foregoing or anything to the contrary in this Guaranty, the Obligations guaranteed by any Guarantor hereunder shall not include any Excluded Swap Obligations of such Guarantor, and the definition of “Obligations” as used herein with respect to each Guarantor shall be deemed to exclude such Guarantor’s Excluded Swap Obligations.
(c.Payment. If any of the Obligations is not punctually paid when such indebtedness becomes due and payable, after giving effect to any applicable notice requirement and/or grace period, either by its terms or as a result of the exercise of any power to accelerate, Guarantors shall, immediately on demand and without presentment, protest, notice of protest, notice of nonpayment, notice of intent to accelerate, notice of acceleration or, except as otherwise expressly provided in the Loan Documents, any other notice whatsoever (all of which are expressly waived in accordance with Section 4 hereof), pay the amount due and payable thereon to Administrative Agent at its office specified in the Loan Agreement. It is not necessary for Administrative Agent, in order to enforce such payment by Guarantors, first to institute suit or exhaust its remedies against any Borrower or other Loan Parties. Administrative Agent is not required to mitigate damages or take any other action to reduce, collect or enforce the Obligations. No setoff, counterclaim, reduction or diminution of any obligation, or any defense of any kind which any Guarantor has or may have against any Borrower or any Guaranteed Party shall be available hereunder to Guarantors. Subject to Section 24 hereof, no payment by any Guarantor shall discharge the liability of Guarantors hereunder until the Obligations have been fully satisfied. If Administrative Agent must rescind or restore any payment, or any part thereof, received by Administrative Agent on any part of the Obligations, any prior release or discharge from the terms of this Guaranty given Guarantors by Administrative Agent or any reduction of any Guarantor’s liability hereunder shall be without effect, and this Guaranty shall remain in full force and effect. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding, except in each case in respect of any Excluded Taxes. If any such obligation (other than, for the avoidance of doubt, in respect of any Excluded Taxes) is imposed upon any Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to Administrative Agent, on behalf of the Guaranteed Parties, on the date on which such amount is due and payable hereunder, such additional amount in Dollars as shall be necessary to enable the Guaranteed Parties to receive the same net amount which the Guaranteed Parties would have received on such due date had no such obligation been imposed
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upon such Guarantor. Each Guarantor will deliver as soon as practicable to Administrative Agent, on behalf of the Guaranteed Parties, certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of each Guarantor under this Section 3 shall survive the payment in full of the Obligations and termination of this Guaranty.
(d.Agreements and Waivers. Each Guarantor:
(a)agrees to all terms and agreements heretofore or hereafter made by Borrowers with Administrative Agent and/or any other Guaranteed Party pursuant to the Loan Agreement and the other Loan Documents;
(b)agrees that Administrative Agent may without impairing its rights or the obligations of such Guarantor hereunder (i) waive or delay the exercise of any of its rights or remedies against or release Borrower or any other Person, including, without limitation, any other Person who is or whose property is liable with respect to the Obligations or any part thereof (Guarantors and any such other Person or Persons are hereafter collectively called the “Sureties” and each individually called a “Surety”); (ii) take or accept any other security, collateral or guaranty, or other assurance of the payment of all or any part of the Obligations; (iii) release, surrender, exchange, subordinate or permit or suffer to exist any deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustified impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations or the liability of such Guarantor or any other Surety; (iv) increase, renew, extend, or modify the terms of any of the Obligations or any instrument or agreement evidencing the same; (v) apply payments by Borrowers, any Surety, or any other Person to any of the Obligations; (vi) bring suit against any one or more Sureties without joining any other Surety or any Borrower in such proceeding; (vii) compromise or settle with any one or more Sureties in whole or in part for such consideration or no consideration as Administrative Agent may deem appropriate; or (viii) partially or fully release any Guarantor or any other Surety from liability hereunder;
(c)agrees that the obligations of such Guarantor under this Guaranty shall not be released, diminished, or adversely affected by any of the following: (i) the insolvency, bankruptcy, rearrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any Borrower or any Surety; (ii) the invalidity, illegality or unenforceability of all or any part of the Obligations or any document or agreement executed in connection with the Obligations, for any reason, or the fact that any debt included in the Obligations exceeds the amount permitted by Applicable Law; (iii) the failure of Administrative Agent or any other party to exercise diligence or reasonable care or to act in a commercially reasonable manner in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security; (iv) the fact that any collateral, security, security interest or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations is not properly perfected or created, or proves to be unenforceable or subordinate to any other security interest or Lien; (v) the fact that any Borrower has any defense to the payment of all or any part of the Obligations; (vi) any payment by any Borrower or any Surety to Administrative Agent and/or any other Guaranteed Party is a preference under applicable Debtor Relief Laws, or for any reason Administrative Agent and/or any other Guaranteed Party is required to refund such payment or pay such amounts to Borrower, any such Surety, or someone else; (vii) any defenses which any Borrower could assert on the Obligations, including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, statute of limitations, lender liability and usury; or (viii) any other action taken or omitted to be taken with respect to the Loan Agreement, the Loan Documents or the Obligations, whether or not such action or omission prejudices such Guarantor or any Surety, or increases the likelihood that such Guarantor will be required to pay the Obligations pursuant to the terms hereof;
(d)agrees that such Guarantor is obligated to pay the Obligations when due, after giving effect to any applicable notice requirement and/or grace period, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not particularly described herein, except for the full and final payment and satisfaction of the Obligations;
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(e)to the extent allowed by Applicable Law, waives all rights and remedies now or hereafter accorded by Applicable Law to guarantors or sureties, including without limitation any defense, right of offset or other claim which such Guarantor may have against any Borrower or which any Borrower may have against Administrative Agent and/or the Guaranteed Parties;
(f)except as otherwise expressly provided in the Loan Documents, waives all notices whatsoever with respect to this Guaranty or with respect to the Obligations, including, but without limitation, notice of (i) Administrative Agent’s and/or the Guaranteed Parties’ acceptance hereof or its or their intention to act, or its or their action, in reliance hereon; (ii) the present existence, future incurring, or any amendment of the provisions of any of the Obligations or any terms or amounts thereof or any change therein in the rate of interest thereon; (iii) any default by any Borrower or any Surety; or (iv) the obtaining, enforcing, or releasing of any guaranty or surety agreement (in addition hereto), pledge, assignment, or other security for any of the Obligations;
(g)waives notice of presentment for payment, notice of protest, protest, demand, notice of intent to accelerate, notice of acceleration and notice of nonpayment, protest in relation to any instrument evidencing any of the Obligations, and any demands and notices required by Applicable Law, except as such waiver may be expressly prohibited by Applicable Law, and diligence in bringing suits against any Surety; and
(h)waives each right to which it may be entitled by virtue of the laws of the State of Oklahoma governing or relating to suretyship and guaranties, including, without limitation, any rights under Title 15, Chapter 9 of the Oklahoma Statutes (Guaranty, 15 O.S. 321 et seq.), Title 15, Chapter 11 of the Oklahoma Statutes (Suretyship, 15 O.S. 371 et seq.), and Section 3-605 of the Oklahoma Uniform Commercial Code (12A O.S. 3-605), as any or all of the same may be amended or construed from time to time, or the common law of the State of Oklahoma at all relevant times.
(e.Liability. Subject to Section 24 hereof, the liability of each Guarantor under this Guaranty is irrevocable, absolute and unconditional, without regard to the liability of any other person, and shall not in any manner be affected by reason of any action taken or not taken by Administrative Agent and/or any other Guaranteed Party, which action or inaction is herein consented and agreed to, nor by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment or other security for any of the Obligations. No delay in making demand on Sureties or any of them for satisfaction of the liability hereunder shall prejudice Administrative Agent’s right to enforce such satisfaction. All of Administrative Agent’s rights and remedies shall be cumulative and any failure of Administrative Agent to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter. This is a continuing guaranty of payment, not a guaranty of collection, and this Guaranty shall be binding upon Guarantors regardless of how long before or after the date hereof any of the Obligations were or are incurred.
(f.Subordination. Subject to Section 24 hereof, if any Borrower or any other Loan Party is now or hereafter becomes indebted to one or more Guarantors (such indebtedness and all interest thereon is referred to as the “Affiliated Debt”), such Affiliated Debt shall be subordinate in all respects to the full payment and performance of the Obligations, and, following the occurrence and during the continuance of an Event of Default, no Guarantor shall be entitled to enforce or receive payment with respect to any Affiliated Debt. Each Guarantor agrees that any Liens, mortgages, deeds of trust, security interests, judgment liens, charges or other encumbrances upon any Borrower’s or any other Loan Party’s assets securing the payment of the Affiliated Debt shall be and remain subordinate and inferior to any Liens, security interests, judgment liens, charges or other encumbrances upon any Borrower’s or any other Loan Party’s assets securing the payment of the Obligations, and without the prior written consent of Administrative Agent, no Guarantor shall exercise or enforce any creditor’s rights of any nature against any Borrower or any other Loan Party to collect the Affiliated Debt (other than demand payment therefor). In the event of the receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving any Borrower or any applicable Loan Party as a debtor, Administrative Agent has the right and authority, either in its own name or as attorney-in-fact for any applicable Guarantor, to file such proof of debt, claim, petition or other documents and to take such other steps as are necessary to prove its rights hereunder and receive directly from the receiver, trustee or other
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court custodian, payments, distributions or other dividends which would otherwise be payable upon the Affiliated Debt. Each Guarantor hereby assigns such payments, distributions and dividends to Administrative Agent, and irrevocably appoints Administrative Agent as its true and lawful attorney-in-fact with authority to make and file in the name of such Guarantor any proof of debt, amendment of proof of debt, claim, petition or other document in such proceedings and to receive payment of any sums becoming distributable on account of the Affiliated Debt, and to execute such other documents and to give acquittances therefor and to do and perform all such other acts and things for and on behalf of such Guarantor as may be necessary in the opinion of Administrative Agent in order to have the Affiliated Debt allowed in any such proceeding and to receive payments, distributions or dividends of or on account of the Affiliated Debt.
(g.Subrogation. No Guarantor waives or releases any rights of subrogation, reimbursement or contribution which such Guarantor may have, after full and final payment of the Obligations, against others liable on the Obligations. Each Guarantor’s rights of subrogation and reimbursement are subordinate in all respects to the rights and claims of Administrative Agent and the other Guaranteed Parties, and no Guarantor may exercise any rights it may acquire by way of subrogation under this Guaranty, by payment made hereunder or otherwise, until the termination of this Guaranty or release of such Guarantor as provided in Section 24 hereof. If any amount is paid to any Guarantor on account of such subrogation rights prior to such termination or release, such amount shall be held in trust for the benefit of Administrative Agent and/or the other Guaranteed Parties to be credited and applied on the Obligations, whether matured or unmatured.
(h.Other Indebtedness or Obligations of Guarantors. If any Guarantor is or becomes liable for any indebtedness owed by any Borrower or any other Loan Party to the Guaranteed Parties by endorsement or otherwise than under this Guaranty, such liability shall not be affected by this Guaranty, and the rights of Administrative Agent and the Guaranteed Parties hereunder shall be cumulative of all other rights that Administrative Agent and the Guaranteed Parties may have against such Guarantor. The exercise by Administrative Agent of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any other instrument or remedy at law or in equity and shall not preclude the concurrent or subsequent exercise of any other right or remedy. Further, without limiting the generality of the foregoing, this Guaranty is given by Guarantors as an additional guaranty to all guaranties heretofore or hereafter executed and delivered to Administrative Agent and/or the Guaranteed Parties by Guarantors in favor of Administrative Agent and/or the Guaranteed Parties relating to the indebtedness of Borrowers and the other Loan Parties to the Guaranteed Parties, and nothing herein shall be deemed to replace or be in lieu of any other of such previous or subsequent guarantees.
(i.Representations and Warranties. Each Guarantor represents and warrants as follows:
(a)the governing body of such Guarantor has determined that (i) such Guarantor has received, or will receive, direct or indirect benefit from the Obligations and the making of this Guaranty, and (ii) this Guaranty is in the best interests of such Guarantor;
(b)such Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of Borrowers, but such Guarantor is not relying on such financial condition, or the agreement of any other party to become a Surety as an inducement to enter into this Guaranty; and
(c)neither Administrative Agent, any Guaranteed Party, any Surety, nor any other Person has made any representation, warranty or statement to such Guarantor in order to induce such Guarantor to execute this Guaranty.
(j.Covenants of Guarantors. Subject to the termination and release provisions of Section 24 hereof, so long as the Loan Agreement is in effect, unless compliance has been waived in writing by Administrative Agent, each Guarantor will comply with the covenants set forth in the Loan Agreement
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which are applicable to such Guarantor, including, without limitation, all financial covenants and financial reporting covenants.
(k.Setoff. If an Event of Default shall have occurred and be continuing, each Guaranteed Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) (other than accounts used exclusively for payroll, payroll taxes, fiduciary and trust purposes, and employee benefits and deposits held in a trustee, fiduciary, agency or similar capacity or otherwise for the benefit of a third party) at any time held, and other obligations (in whatever currency) at any time owing by such Guaranteed Party or such Affiliate to or for the credit or the account of such Guarantor against any and all of the Obligations now or hereafter existing under this Guaranty or any other Loan Document to such Guaranteed Party or such Affiliate, irrespective of whether or not such Guaranteed Party or such Affiliate shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor may be contingent or unmatured or are owed to a branch office or Affiliate of such Guaranteed Party different from the branch office or Affiliate holding such deposit or obligated on such indebtedness. Each Guaranteed Party agrees to notify the affected Guarantor and Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
(l.Costs and Expenses. Section 9.03 of the Loan Agreement is hereby incorporated by reference herein mutatis mutandis. The joint and several obligations of Guarantors under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder.
(m.Reference to Loan Agreement; Incorporation of Certain Provisions by Reference. Reference is hereby made to the representations, warranties and covenants of Borrower set forth in Articles III of the Loan Agreement which are incorporated herein by reference for all purposes. Reference is also made to Section 1.02 (Terms Generally) of the Loan Agreement which are incorporated herein by reference for all purposes. Each Guarantor (a) affirms that each such representation and warranty is true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) to the extent that such representation and warranty refers to such Guarantor (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date), and (b) agrees, with respect to the covenants, to take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries. If the Loan Agreement shall cease to remain in effect for any reason whatsoever during any period and any part of the Obligations remain unpaid, then the terms, covenants, and agreements set forth therein applicable to the Guarantors shall nevertheless continue in full force and effect as obligations of each Guarantor under this Guaranty.
(n.Notices. All notices and other communications provided for herein shall be in writing and shall be delivered in accordance with Section 9.01 of the Loan Agreement to the parties as follows:
(a)if to any Guarantor, at its address set forth on its signature page hereof, or to such other address as such Guarantor may provide in writing to Administrative Agent in accordance with Section 9.01 of the Loan Agreement; and
(b)if to Administrative Agent, as provided in Section 9.01(a)(ii) of the Loan Agreement.
(o.Successors and Assigns. The provisions of this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including, as to each Guarantor, all Persons who may become bound as a guarantor or a new guarantor to this Guaranty); provided, no Guarantor may assign any of its rights or obligations under this Guaranty.
(p.Amendments; Waivers. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor, shall be effective unless in writing signed by Administrative Agent and each Guarantor, and each such waiver or consent shall be effective only in the
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specific instance and for the specific purpose for which given. No failure or delay by Administrative Agent or any Guaranteed Party in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege.
(q.Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Guaranty.
(r.Multiple Guarantors. It is specifically agreed that Administrative Agent may enforce the provisions hereof with respect to one or more Guarantors without seeking to enforce the same as to all or any Guarantors. If one or more additional guaranty agreements (“Other Guaranties”) are executed by one or more additional guarantors (“Other Guarantors”), which guarantee, in whole or in part, any of the Obligations, it is specifically agreed that Administrative Agent may enforce the provisions of this Guaranty or of the Other Guaranties with respect to one or more of the Guarantors or any one or more of the Other Guarantors under the Other Guaranties without seeking to enforce the provisions of this Guaranty or the Other Guaranties as to all or any of the Guarantors or the Other Guarantors. Each Guarantor hereby waives any requirement of joinder of all or any other Guarantor or all or any of the Other Guarantors in any suit or proceeding to enforce the provisions of this Guaranty or of the Other Guaranties. The liability hereunder of all Guarantors hereunder shall be joint and several.
(s.Additional Guarantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Guarantors (each, an “Additional Guarantor”), by executing a joinder agreement in substantially the form of Exhibit A hereto (or such other form agreed to in writing by the Administrative Agent) (each, a “Joinder”). Upon delivery of any such Joinder to Administrative Agent, notice of which is hereby waived by Guarantors, each Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if Additional Guarantor were an original signatory hereto. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary or Affiliate of any Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.
(t.Governing Law; Jurisdiction; Venue; Service of Process.
(a)Governing Law. This Guaranty and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Guaranty or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of Oklahoma.
(b)Jurisdiction. Each Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent or any Guaranteed Party of the foregoing in any way relating to this Guaranty or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the state and federal courts of the State of Oklahoma sitting in Tulsa County, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Oklahoma State court or, to the fullest extent permitted by Applicable Law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and
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may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Guaranty or in any other Loan Document shall affect any right that the Administrative Agent or any other Guaranteed Party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Loan Document against Guarantor or its properties in the courts of any jurisdiction.
(c)Waiver of Venue. Each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by applicable law.
(u.Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(v.Maximum Liability. Anything in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable Law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to other Loan Parties or Affiliates of other Loan Parties to the extent that such indebtedness would be discharged in an amount equal to the amount paid or property conveyed by such Guarantor under the Loan Documents) and after giving effect as assets, subject to Section 7, to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Guarantor pursuant to (a) Applicable Law or (b) any agreement providing for an equitable allocation among such Guarantor and other Loan Parties of obligations arising under the Loan Documents and any Treasury Management Agreements or Swap Contracts.
(w.ENTIRE AGREEMENT. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(x.Termination; Release. This Guaranty shall (a) remain in full force and effect until the Termination Date, (b) be binding upon each Guarantor and its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Administrative Agent and its successors, transferees and assigns. Upon the occurrence of the Termination Date, and notwithstanding anything in this Guaranty, any other Loan Document to the contrary, all obligations and liabilities (other than those expressly stated to survive such termination) of Administrative Agent and each Guarantor hereunder shall automatically and immediately
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terminate, all without delivery of any instrument or performance of any act by any party, and Administrative Agent will, at each Guarantor’s expense, execute and deliver to each Guarantor such documents as such Guarantor shall reasonably request from time to time to evidence such termination. This Section shall survive the termination of this Guaranty, and any satisfaction and discharge of each Guarantor by virtue of any payment, court order, or Applicable Law.
(y.Keepwell. Each Qualified ECP Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of such other Loan Party’s obligations under this Guaranty and the other Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Termination Date. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
(z.Amendment, Restatement and Continuation of Existing Guaranty. Each Guarantor irrevocably acknowledges and confirms that: (a) this Guaranty constitutes an amendment, restatement and uninterrupted continuation of the Existing Guaranty, (b) each Guarantor’s obligations hereunder were first incurred to the extent set forth therein upon the initial execution and delivery of the Existing Guaranty, (c) nothing contained in the Loan Agreement or in any other Loan Document involving any Borrower impairs or otherwise adversely affects or shall be deemed to have impaired or to have otherwise adversely affected any of any Guarantor’s obligations under the Existing Guaranty as amended and restated herein, (d) such guaranty, as amended and restated herein, otherwise remains in full force and effect, (e) each Guarantor hereby reaffirms and ratifies the Existing Guaranty, as amended and restated herein, in each and every respect, and (f) this Guaranty constitutes each Guarantor’s valid and binding obligation.

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A&R COMMERCIAL GUARANTY – Page 9

IN WITNESS WHEREOF, Guarantors, intending to be jointly and severally legally bound hereby, have executed this Guaranty as of the date and year first above written.
AAON, INC.,
a Nevada corporation

By: /s/ Andy Cheung
Name:    Andy Cheung
Title:    Chief Financial Officer

Address:

2425 S. Yukon Ave.
Tulsa, OK 74107
Attn: General Council
Email: legal@aaon.com
A&R COMMERCIAL GUARANTY – Signature Page

Acknowledged and Agreed:

BOKF, NA dba BANK OF OKLAHOMA, as Administrative Agent

By: /s/ Luke Barker
Name:    Luke Barker
Title:    Senior Vice President
A&R COMMERCIAL GUARANTY – Signature Page

EXHIBIT A
Form of Guaranty Joinder

GUARANTY JOINDER NO. ___
THIS GUARANTY JOINDER NO. ___ (this “Joinder”) is dated as of _____________, 20___, to the Amended and Restated Commercial Guaranty dated as of [__], 2026 (such agreement, together with all amendments and restatements and Joinders, the “Guaranty”), among the initial signatories thereto and each other Person who from time to time thereafter became a party thereto pursuant to Section 19 thereof (each, individually, a “Guarantor” and collectively, the “Guarantors”), in favor of BOKF, NA dba Bank of Oklahoma as Administrative Agent (in such capacity, “Administrative Agent”), for the benefit of each Guaranteed Party.
BACKGROUND.
AAON, INC., an Oklahoma corporation ("AAON"), AAON COIL PRODUCTS, INC., a Texas corporation ("ACP") and BASX, INC., an Oregon corporation (“BasX”; and, together with ACP and AAON, collectively, "Borrowers," and each individually, a "Borrower"), the lenders from time to time party thereto (the “Lenders”), and Administrative Agent have entered into that certain Second Amended and Restated Loan Agreement, dated as of [__], 2026 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Loan Agreement”).
Capitalized terms not otherwise defined herein have the meaning specified in the Guaranty. The Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of this form of Joinder. Pursuant to the provisions of Section 19 of the Guaranty, the undersigned (“Additional Guarantor”) is becoming a Guarantor under the Guaranty.
Additional Guarantor is a Subsidiary or Affiliate of the Borrowers, and Additional Guarantor desires that the Guaranteed Parties extend credit and make financial accommodations to Borrowers as contemplated by the Loan Agreement and any Treasury Management Agreements or Swap Contracts, and Additional Guarantor will directly or indirectly benefit from the extensions of credit and financial accommodations for the purposes for which the credit and financial accommodations are being extended pursuant to the Loan Agreement and any Treasury Management Agreements or Swap Contracts.
Additional Guarantor desires to become a Guarantor under the Guaranty in order to induce Guaranteed Parties to continue (a) to make Loans under the Loan Agreement and extend other credit and financial accommodations under the Loan Documents, and (b) to make financial accommodations under any Treasury Management Agreements or Swap Contracts.
AGREEMENT.
NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Guaranteed Parties to continue (a) to make Loans under the Loan Agreement and extend other credit and financial accommodations under the Loan Documents, and (b) to make financial accommodations under any Treasury Management Agreements and Swap Contracts, Additional Guarantor hereby agrees with Administrative Agent, for the benefit of Guaranteed Parties, as follows:
(a.Joinder. In accordance with the Guaranty, Additional Guarantor hereby becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as
EXHIBIT A – Form of Guaranty Joinder – Page 1

a Guarantor and Additional Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) makes each representation and warranty set forth in the Guaranty to Administrative Agent and each Guaranteed Party with respect to itself. Each reference to a “Guarantor” in the Guaranty shall be deemed to include Additional Guarantor.
(b.Guaranty. Additional Guarantor hereby, jointly and severally with the other Guarantors, unconditionally, absolutely and irrevocably guarantees to the Guaranteed Parties, as provided in the Guaranty, the due and punctual payment at maturity, whether by acceleration or otherwise, and the due fulfillment and performance of the Obligations. Additional Guarantor is jointly and severally liable for the full payment and performance of the Obligations as a primary obligor. Notwithstanding the foregoing or anything to the contrary in the Guaranty or this Joinder, the Obligations guaranteed by Additional Guarantor shall not include any Excluded Swap Obligations of Additional Guarantor. Additional Guarantor, if a Qualified ECP Guarantor, agrees to be bound by the keepwell provisions of the Guaranty.
(c.Notices. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guaranty. The address of Additional Guarantor for purposes of all notices and other communications is set forth on the signature page hereof.
(d.Governing Law. This Joinder and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Joinder and the transactions contemplated hereby shall be governed by, and construed in accordance with, the Law of the State of Oklahoma.
(e.Full Force of Guaranty. Except as expressly supplemented hereby, the Guaranty remains in full force and effect in accordance with its terms.
(f.Severability. If any provision of this Joinder is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Joinder shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(g.Counterparts. This Joinder may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Joinder shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Joinder by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Joinder.
(h.Loan Document. This Joinder is a Loan Document for all purposes and each reference in any Loan Document to the Guaranty shall mean the Guaranty as supplemented by this Joinder.
(i.ENTIRE AGREEMENT. THIS JOINDER AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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EXHIBIT A – Form of Guaranty Joinder – Page 2

IN WITNESS WHEREOF, the undersigned Additional Guarantor and Administrative Agent have executed this Joinder as of the date first above written.
ADDITIONAL GUARANTOR:

a
By:
Name:
Title:
Address:

Telephone:
Facsimile:
Email:
EXHIBIT A – Form of Guaranty Joinder – Signature Page

ACCEPTED BY:
BOKF, NA DBA BANK OF OKLAHOMA,
as Administrative Agent
By:
Name:
Title:
EXHIBIT A – Form of Guaranty Joinder – Signature Page